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                                                                                                ---------------------------
                                                                                                 The Lincoln National Life
       [LOGO] American Funds(SM)          American Legacy III(R) C Share                             Insurance Company
                                           Variable Annuity Application                             Fort Wayne, Indiana
                                                                                                ---------------------------

    Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a Contract Owner    Maximum age of Contract Owner is 90.
                                                             Social Security number/TIN   [_][_][_]-[_][_]-[_][_][_][_]
   ________________________________________________________
   Full legal name or trust name*                            Date of birth    [_][_]  [_][_]   [_][_]   [_] Male   [_] Female
                                                                              Month    Day      Year
   ________________________________________________________
   Street address                                            Home telephone number   [_][_][_] [_][_][_]-[_][_][_][_]
   ________________________________________________________
   City              State          ZIP                      Date of trust*   [_][_]  [_][_]   [_][_]   Is trust revocable?*
   ________________________________________________________                   Month    Day      Year    [_] Yes    [_]No
   Trustee name*                                             *This information is required for trusts.

1b Joint Contract Owner    Maximum age of Joint Contract Owner is 90.

                                                             Social Security number       [_][_][_]-[_][_]-[_][_][_][_]

   ________________________________________________________                                             [_] Male   [_] Female
   Full legal name
                                                             Date of birth    [_][_]  [_][_]   [_][_]
                                                                              Month    Day     Year     [_] Spouse [_] Non-Spouse

2a Annuitant    (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
                Maximum age of Contract Owner is 90.

   ________________________________________________________  Social Security number       [_][_][_]-[_][_]-[_][_][_][_]
   Full legal name
                                                             Date of birth    [_][_]  [_][_]   [_][_]   [_] Male   [_] Female
   ________________________________________________________                   Month    Day      Year
   Street address
   ________________________________________________________  Home telephone number   [_][_][_] [_][_][_]-[_][_][_][_]
   City              State          ZIP

2b Contingent Annuitant    Maximum age of Contingent Annuitant is 90.

   ________________________________________________________  Social Security number       [_][_][_]-[_][_]-[_][_][_][_]
   Full legal name

3  Beneficiary(ies) of Contract Owner  (List additional beneficiaries on separate sheet. If listing children, use full legal names.)

                                                                                                                          %
   _________________________________________________________  _________________________________   _____________    _________
   Full legal name or trust name* [_] Primary [_] Contingent  Relationship to Contract Owner      SSN/TIN
                                                                                                                          %
   _________________________________________________________  _________________________________   ______________   _________
   Full legal name or trust name* [_] Primary [_] Contingent  Relationship to Contract Owner      SSN/TIN
                                                                                                                          %
   _________________________________________________________  _________________________________   _____________    _________
   Full legal name or trust name* [_] Primary [_] Contingent  Relationship to Contract Owner      SSN/TIN

   _________________________________________________________  Date of trust*  [_][_]   [_][_]   [_][_]  Is trust revocable?*
   Executor/Trustee name*                                                     Month     Day      Year    [_] Yes    [_] No


                                                             *This information is required for trusts.
To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953).

4  Type of American Legacy Contract

   Nonqualified:  [_] Initial Contribution  OR  [_]1035 Exchange

   Tax-Qualified (must complete plan type):   [_]Transfer  OR [_]Rollover

   Plan Type (check one): [_]Roth IRA   [_]Traditional IRA   [_]Non-ERISA 403(b)* (transfers only)
                                                               *Indicate plan year-end:   [_][_]     [_][_]
                                                                                           Month       Day
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5a  Allocation (This section must be completed.)                     5b  Dollar Cost Averaging (Complete only if electing DCA.)

    Initial minimum: $25,000                                             $1,500 minimum required in the Holding Account
                                                                         -----------------------------------------------------------
    Future contributions will follow the allocation below. If DCA        Total amount to DCA:        $ ____________________
    option is selected, the entire amount of each future contribution                 OR
    will follow the allocation in Section 5b.                            MONTHLY amount to DCA:      $ ____________________
                                                                         -----------------------------------------------------------
    If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Cash Management Fund, pending
    instructions from the Contract Owner.                                OVER THE FOLLOWING PERIOD    ____________________
                                                                                                        MONTHS (6-60)
    ---------------------------------------------------------            -----------------------------------------------------------
    Please allocate my contribution of:                                  FROM THE FOLLOWING HOLDING ACCOUNT(check one):

    $ ____________________ OR $ ____________________                     [_] DCA Fixed Account
      Initial contribution     Approximate amount                        [_] Cash Management Fund*
                               from previous carrier                     [_] U.S.Govt./AAA-Rated Securities Fund*
    ---------------------------------------------------------            -----------------------------------------------------------
    INTO THE FUND(S) BELOW                                               INTO THE FUND(S) BELOW
    ---------------------------------------------------------            -----------------------------------------------------------
    Use whole percentages                                                Use whole percentages
                                                                                                               *The DCA Holding
    __________% Global Discovery Fund                                    __________% Global Discovery Fund      Account and the DCA
                                                                                                                fund elected cannot
    __________% Global Growth Fund                                       __________% Global Growth Fund         be the same.

    __________% Global Small Capitalization Fund                         __________% Global Small Capitalization Fund

    __________% Growth Fund                                              __________% Growth Fund

    __________% International Fund                                       __________% International Fund

    __________% New World Fund                                           __________% New World Fund

    __________% Blue Chip Income and Growth Fund                         __________% Blue Chip Income and Growth Fund

    __________% Growth-Income Fund                                       __________% Growth-Income Fund

    __________% Asset Allocation Fund                                    __________% Asset Allocation Fund

    __________% Bond Fund                                                __________% Bond Fund

    __________% High-Yield Bond Fund                                     __________% High-Yield Bond Fund

    __________% U.S. Govt./AAA-Rated Securities Fund                     __________% U.S. Govt./AAA-Rated Securities Fund

    __________% Cash Management Fund                                     __________% Cash Management Fund

    __________% DCA Fixed Account (must complete 5b)                               % Total (must = 100%)
                                                                         ==========
              % Total (must = 100%)                                      -----------------------------------------------------------
    ==========                                                             Future contributions will not automatically start a new
    -----------------------------------------------------                  DCA program. Instructions must accompany each DCA .
                                                                           Contribution


5c    Cross-Reinvestment or Portfolio Rebalancing

    To elect either of these options, please complete the Cross-Reinvestment form (28051) or the Portfolio Rebalancing form (28887).

6     Death Benefit Option

    If no benefit is specified, the default Death Benefit will be the Enhanced Guaranteed Minimum Death Benefit.

    [_] I/We hereby elect the Estate Enhancement Benefit+ rider, which includes the Enhanced Guaranteed Minimum Death Benefit.

    +The Estate Enhancement Benefit rider may only be elected if the contract is nonqualified and if the Contract Owner, Joint Owner
    (if applicable) and Annuitant are all under age 76.
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 7  Automatic Withdrawals

    [_] Please provide me with automatic withdrawals totaling__________% of total contract value or $______________
       (minimum: $50 per distribution/$300 annually) payable as follows:

    [_] Monthly   [_] Quarterly    [_] Semi-annually     [_] Annually       Begin withdrawals in  [_][_]  [_][_][_][_]
                                                                                                   Month       Year

    Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax with holding may be required, depending on state of residency.

    ELECT ONE:  [_] Do withhold taxes  Amount to be withheld_______%(must be at least 10%)      [_]Do not withhold taxes

    PAYMENT     [_] Direct deposit      [_] Checking  OR  (attach a voided check) OR Savings(attach a deposit slip)
    METHOD:         I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below.
                    Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify
                    Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

       _____________________________________________________________________________________________________________________________
       Bank name                                                                                          Bank telephone number

    [_] Send check to address of record     [_] Send check to the following alternate address:

                                               _____________________________________________________________________________________

                                               _____________________________________________________________________________________

 8  Automatic Bank Draft

    _____________________________________________________________   ________________________________________________________________
    Print account holder name(s) EXACTLY as shown on bank records

    ________________________________________________________________________________________________________________________________
    Bank name                                                                                          Bank telephone number
    $ ________________________________________
      Monthly amount                               Automatic bank draft start date: [_][_]   [_][_]    [_][_]
                                                                                    Month   Day (1-28)  Year

    [_] Checking (attach a voided check)  OR   [_] Savings (attach a deposit slip)

    I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln life and the financial institution a reasonable opportunity to act on it.

 9  Telephone/Internet Authorization (Check box if this option is desired.)

    [_]I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life, American Funds Distributors, Inc., and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

 10 Replacement

    Does the applicant have any existing life policies or annuity contracts?     [_] Yes   [_] No
    Will the proposed contract replace any existing annuity or life insurance?   [_] Yes   [_] No
    (Attach a state replacement form if required by the state in which the application is signed.)

    ________________________________________________________________________________________________________________________________
    Company name

    ____________________________________________________________________________________________    ________________________________
    Plan name                                                                                          Year issued

    Fraud Warning

    Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.
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11  Signatures

    All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy III C Share and American Funds
    Insurance Series(SM) and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

    _______________________________________________________________________________________
    Signed at city                           State
                                                                                             Date [_][_] [_][_] [_][_]
    _______________________________________  ______________________________________________       Month   Day   Year
    Signature of Contract Owner              Joint Contract Owner (if applicable)

    _______________________________________________________________________________________
    Signed at city                           State
                                                                                             Date [_][_] [_][_] [_][_]
    _______________________________________________________________________________________        Month   Day   Year
    Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

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      THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES DEALER. Please type or print.
------------------------------------------------------------------------------------------------------------------------------------

12  Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?

    ELECT ONE: [_]  No [_]  Yes If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and
    Annuitant(s):
    (Attach a state replacement form if required by the state in which the application is signed.)

                                                                                                                      $
    __________________________________________________________________________________________________________________ _____________
    Company name                                                                                  Year issued          Amount

13  Additional Remarks
    ________________________________________________________________________________________________________________________________

    ________________________________________________________________________________________________________________________________

14  Dealer Information    Licensing appointment with Lincoln Life is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 13.

    [_] Income4Life(SM) Solution--complete Form 30350AL (nonqualified) or Form 30350Q-AL (qualified)

    ____________________________________________________________________________[_][_][_][_][_][_]-[_][_][_][_]
    Registered representative's name (print as it appears on NASD licensing)   Registered representative's telephone number

    ____________________________________________________________________________[_][_][_]-[_][_]-[_][_][_][_]
    Client account number at dealer (if applicable)                             Registered representative's SSN

    ____________________________________________________________________________
    Dealer's name

    ________________________________________________________________________________________________________________________________
    Branch address                                    City                               State                     ZIP

    [_] CHECK IF BROKER CHANGE OF ADDRESS             Rep Code at Firm______________________________________________________________

 15 Representative's Signature

    The representative hereby certifies that he/she witnessed the signature(s) in Section 11 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale, and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

    ________________________________________________________________________________________________________________________________
    Signature

                             Send completed application--with a check made payable to Lincoln Life-- to your investment dealer's
                             home office or to:                           By Express Mail:
                             Lincoln Life                                 Lincoln Life
                             P.O. Box 2348                                Attention: American Legacy Operations
                             Fort Wayne, IN 46801-2348                    1300 South Clinton Street
[LOGO]American Funds(SM)                                                  Fort Wayne, IN 46802

                             If you have any questions regarding this application, please call Lincoln Life at 800 443-8137.
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